UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2008

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) On May 7, 2008, Sprint Nextel Corporation, a Kansas corporation (the “Company”), entered into a definitive transaction agreement (the “Transaction Agreement”) with Clearwire Corporation, a Delaware corporation (“Clearwire”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), Time Warner Cable Inc., a Delaware corporation (“TWC”), Bright House Networks, LLC, a Delaware limited liability company (“BHN”), Google Inc., a Delaware corporation (“Google”), and Intel Corporation, a Delaware corporation (“Intel”, and together with Comcast, TWC, BHN and Google, the “Investors”; the Investors, the Company and Clearwire are referred to herein as the “Parties”).

The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement:

•

Clearwire will form a Delaware corporation as its subsidiary (“NewCo Corporation”), which will then form a Delaware limited liability company as its subsidiary (“NewCo LLC”), which will in turn form a Delaware limited liability company as its subsidiary (“Clearwire LLC”);

•	the Class B Common Stock of Clearwire will be converted to Class A Common Stock of Clearwire on a 1:1 basis;

•

after the conversion of the Class B Common Stock of Clearwire, Clearwire will merge with and into Clearwire LLC, with Clearwire LLC surviving as a wholly-owned subsidiary of NewCo LLC (the “Clearwire Merger”);

•

in the Clearwire Merger, each share of Class A Common Stock of Clearwire will be converted into the right to receive one share of Class A Common Stock of NewCo Corporation, which shares are entitled to one vote each, and each option and warrant to purchase shares of Class A Common Stock of Clearwire will be converted into one option or warrant, as applicable, to purchase the same number of shares of Class A Common Stock of NewCo Corporation;

•

the Company will contribute spectrum and certain other assets associated with its WiMAX operations (the “Sprint Assets”) to NewCo LLC, via the contribution of the equity interests of a subsidiary of the Company that holds the Sprint Assets, in exchange for non-voting equity interests in NewCo LLC; and the Company will purchase 370 million shares of Class B Common Stock of NewCo Corporation at par value, which shares are entitled to one vote each but have only nominal equity rights (collectively, the “Sprint Contribution”); and

•

following completion of the Clearwire Merger and the Sprint Contribution, at the closing, Comcast will invest $1.05 billion, Intel will invest $1.0 billion, TWC will invest $550 million and BHN will invest $100 million, in exchange for non-voting equity interests in NewCo LLC and Class B Common Stock of NewCo Corporation; and Google will invest $500 million in exchange for Class A Common Stock of NewCo Corporation, for an aggregate total of $3.2 billion (collectively, the “Investors’ Contribution”).

The number of shares of NewCo Corporation stock and non-voting equity interests in NewCo LLC, as applicable, that the Investors will receive pursuant to the Transaction Agreement will initially be based upon a $20 per share purchase price, but is subject to post-closing adjustment based upon the trading prices of NewCo Corporation Class A Common Stock on the NASDAQ Stock Market over 15 randomly selected trading days during the 30-trading day period ending on the 90th day after the closing date. The final price per share will be based upon the volume weighted average price on such days and is subject to a cap of $23.00 per share and a floor of $17.00 per share. The aggregate number of shares and non-voting equity interests each Investor will receive from its investment in NewCo Corporation and NewCo LLC, respectively, will be equal to its investment amount divided by such price per share.

Clearwire’s largest stockholder, Eagle River Holdings, LLC, has entered into a voting agreement with the Company and the Investors pursuant to which it is required to vote shares of Clearwire’s capital stock representing not less than 40% of the outstanding voting power of Clearwire in favor of the approval and adoption of the Transaction Agreement and the transactions contemplated thereby (collectively, the “Transactions”), and against any alternative acquisition proposal, subject to certain conditions.

Upon completion of the Transactions, the Company will become NewCo Corporation’s largest stockholder with approximately 51% equity ownership on a fully diluted basis assuming an investment price of $20.00 per share. The existing Clearwire stockholders will own approximately 27%, and the Investors will be acquiring approximately 22% for the Investors’ Contribution, both on a fully diluted basis assuming the investment price of $20.00 per share. The target price of $20.00 per share implies a total equity value of approximately $3.9 billion for the existing Clearwire business and approximately $7.4 billion for the Sprint Contribution.

The Transaction is subject to various closing conditions, including, approval by Clearwire’s stockholders; the accuracy of representations and warranties and compliance with covenants; the maintenance by the Company and Clearwire of a minimum number of MHz-POPs coverage from their combined spectrum holdings; the effectiveness of a registration statement relating to the registration of the Class A Common Stock of NewCo Corporation; the consent or refinancing of Clearwire’s debt under its credit agreements; receipt of regulatory approvals, including approval by the Federal Communications Commission and clearance by the Department of Justice, without the imposition of burdensome conditions (as defined in the Transaction Agreement); no material adverse changes to Clearwire’s assets or material increase in Clearwire’s debt; and no material adverse change in the Company’s 4G assets. The companies expect to close the Transactions during the fourth quarter of 2008.

The Transaction Agreement contains certain termination rights for each of the Company, Clearwire and the Investors. The Transaction Agreement provides that, upon termination under certain specified circumstances, Clearwire would be required to pay the Company a termination fee of $60.0 million.

NewCo Corporation, which will be named Clearwire, will be focused on expediting the deployment of the first nationwide mobile WiMAX network to provide a true mobile broadband experience for consumers, small businesses, medium and large enterprises, public safety organizations and educational institutions. The new Clearwire will apply for listing of its common stock on the NASDAQ Stock Market under the ticker “CLWR.” In connection with the Transaction Agreement, new Clearwire will enter into several commercial agreements with the Company and the Investors relating to the bundling and reselling of new Clearwire’s WiMAX service and the Company’s third generation wireless services, the embedding of WiMAX chips into various devices, and the development of Internet services and protocols, among other things.

The new Clearwire’s board of directors will initially be comprised of 13 members, including seven directors to be named by the Company of whom at least one will be independent, four named by the Investors of which at least one will be independent, one named by Eagle River Holdings, LLC, the private investment company controlled by wireless pioneer Craig O. McCaw, and one independent member to be nominated by the new Clearwire’s Nominating Committee.

The parties currently expect Craig McCaw to serve as non-executive chairman of the new Clearwire board. Other directors expected to serve at least one full year as a new Clearwire board member are Dan Hesse, the Company’s president and chief executive officer, Brian Roberts, Comcast’s chairman and chief executive officer, and Glenn Britt, TWC’s president and chief executive officer. In addition, John Stanton, chairman and chief executive officer of Trilogy Equity Partners and former chairman and chief executive officer of VoiceStream Wireless Corp. and Western Wireless Corporation, is expected to serve on the new Clearwire board.

The management team will be led by Benjamin G. Wolff, currently Clearwire’s chief executive officer, as the new Clearwire’s chief executive officer and Barry West, currently the Company’s chief technology officer and XOHM business unit leader, as the new Clearwire’s president.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Transaction Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any factual information about the

Company. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the Parties in connection with the execution of the Transaction Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders of the Company are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Additionally, a copy of the Company’s press release, dated May 7, 2008, announcing entry into the Transaction Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SAFE HARBOR

This report includes “forward-looking statements” within the meaning of the securities laws. The statements in this report regarding agreements between the Company and Clearwire and the Investors and the benefits to the Company and Clearwire of the arrangements contemplated by the agreements; plans for the development and deployment of a broadband network based on WiMAX technology; the timing, availability, capabilities, coverage, and costs of the WiMAX network; products and services to be offered on the WiMAX network; and other statements that are not historical facts are forward-looking statements. The words “will,” “would,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Future performance cannot be assured. Actual results may differ materially from those in the forward-looking statements due to a variety of factors, including, but not limited to:

•

the ability of the Company and Clearwire to complete the Transactions and satisfy the conditions under the Transaction Agreement, including obtaining Clearwire stockholder, Federal Communications Commission and Department of Justice approvals;

•	the uncertainties related to the implementation of each company’s respective WiMAX business strategies;

•	the costs and business risks associated with deploying a WiMAX network and offering products and services utilizing WiMAX technology;

•

the inability of third party suppliers, software developers and other vendors to perform requirements and satisfy obligations necessary to create products and software designed to support WiMAX features and functionality, under agreements with one or both of the Company and Clearwire;

•	the impact of adverse network performance;

•

other risks referenced from time to time in each company’s respective filings with the Securities and Exchange Commission, including in the Forms 10-K for the year ended December 31, 2007, in Part I, Item 1A, “Risk Factors.”

The Company believes the forward-looking statements in this report are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this report. The Company is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this report.

Important Additional Information will be Filed with the SEC

In connection with the Transactions, a registration statement on Form S-4 will be filed with the SEC. CLEARWIRE STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CLEARWIRE MERGER AND TRANSACTIONS. The final proxy statement/prospectus will be mailed to stockholders of Clearwire. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, or by directing a request to Clearwire Investor Relations at investorrelations@clearwire.com or (425) 216-4735. In addition, investors and security holders may access copies of the documents filed with the SEC by Clearwire on Clearwire’s website at www.clearwire.com, when they become available.

Participants in Solicitation

The Company, Clearwire and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information concerning the Company’s participants is set forth in the proxy statement dated March 27, 2008 for the Company’s 2008 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Clearwire’s participants is set forth in the proxy statement dated April 29, 2008 for Clearwire’s annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of the Company and Clearwire in the solicitation of proxies in respect of the proposed transactions will be included in the registration statement and proxy statement/prospectus contained therein, to be filed with the SEC. Once filed, those documents will be available free of charge at the websites of the SEC and Clearwire.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Transaction Agreement and Plan of Merger dated as of May 7, 2008, by and among Sprint Nextel Corporation, Clearwire Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., and Intel Corporation.

99.1	Press Release dated May 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: May 7, 2008	By:	/s/ LEONARD J. KENNEDY
Leonard J. Kennedy
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Transaction Agreement and Plan of Merger dated as of May 7, 2008, by and among Sprint Nextel Corporation, Clearwire Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., and Intel Corporation.

99.1	Press Release dated May 7, 2008.